EXHIBIT 99.1

CLASS   SIZE   TYPE   CPN    MTR     STRIPPED OFFER       FULL CPN OFFER    CPN
5A1     32mm   5/1    3.95    60     N+150 @ $101-16      N+171 $102-01    4.405
6A1     14.5   7/1    4.22    82     N+170 @ $101-16      N+197 $102-21    4.961

*All bonds run to earlier of balloon at reset or 5% cleanup call
*pricing speed is 25cpr
*settle is July 30
*on stripped bonds, we will adjust coupon to maintain spread and $ as mkt moves

Group 5 collateral: avg loan balance $308k, 45% of ficos <680
Group 6 collateral: 55% prepay penalties marm0302 - Price/Yield - 5A1

Balance      $32,000,000.00    Delay                    24    WAC(5)    4.833
Coupon               3.9653    Dated              7/1/2003    NET(5)    4.404
Settle            7/30/2003    First Payment     8/25/2003    WAM(5)      359

*Coupon = netrate - 0.4492 through month 59 then netrate - 0.35

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  3.6250          3.5291          3.4316          3.3298
       101-09                  3.6178          3.5199          3.4204          3.3165
       101-10                  3.6106          3.5108          3.4092          3.3032
       101-11                  3.6034          3.5016          3.3980          3.2899
       101-12                  3.5963          3.4924          3.3868          3.2766
       101-13                  3.5891          3.4832          3.3756          3.2633
       101-14                  3.5819          3.4740          3.3644          3.2500
       101-15                  3.5748          3.4649          3.3533          3.2368
       101-16                  3.5676          3.4557          3.3421          3.2235
       101-17                  3.5604          3.4466          3.3309          3.2103
       101-18                  3.5533          3.4374          3.3197          3.1970
       101-19                  3.5461          3.4282          3.3086          3.1838
       101-20                  3.5390          3.4191          3.2974          3.1706
       101-21                  3.5318          3.4100          3.2863          3.1573
       101-22                  3.5247          3.4008          3.2751          3.1441
       101-23                  3.5175          3.3917          3.2640          3.1309
       101-24                  3.5104          3.3825          3.2529          3.1177

Spread @ Center Price              93             124             140             150
         WAL                     4.79            3.69            3.00            2.50
      Mod Durn                  4.285           3.349           2.747           2.315
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                   1.09            1.09            1.09            1.09


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                  3.1487          2.7606          2.3944          1.9434
       101-09                  3.1316          2.7357          2.3621          1.9019
       101-10                  3.1146          2.7108          2.3298          1.8605
       101-11                  3.0977          2.6859          2.2975          1.8191
       101-12                  3.0807          2.6610          2.2652          1.7778
       101-13                  3.0637          2.6362          2.2330          1.7365
       101-14                  3.0467          2.6113          2.2008          1.6952
       101-15                  3.0298          2.5865          2.1686          1.6539
       101-16                  3.0129          2.5617          2.1364          1.6127
       101-17                  2.9959          2.5369          2.1043          1.5715
       101-18                  2.9790          2.5121          2.0721          1.5303
       101-19                  2.9621          2.4874          2.0400          1.4892
       101-20                  2.9452          2.4626          2.0079          1.4481
       101-21                  2.9283          2.4379          1.9759          1.4070
       101-22                  2.9114          2.4132          1.9438          1.3660
       101-23                  2.8946          2.3885          1.9118          1.3250
       101-24                  2.8777          2.3638          1.8798          1.2840

Spread @ Center Price             153             130              98              47
         WAL                     1.93            1.29            0.98            0.76
      Mod Durn                  1.812           1.237           0.954           0.745
  Principal Window      Aug03 - Jul08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                   1.09            1.09            1.09            1.09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 6A1

Balance     $14,500,000.00    Delay                    24    WAC(6)    5.563
Coupon              4.2355    Dated              7/1/2003    NET(6)    4.961
Settle           7/30/2003    First Payment     8/25/2003    WAM(6)      358

*Coupon = netrate - 0.7405 through month 81 then netrate - 0.27

Run to the earlier of 5% cleanup call and the weighted average reset in 82 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  3.9807          3.8753          3.7680          3.6546
       101-09                  3.9752          3.8676          3.7582          3.6425
       101-10                  3.9697          3.8599          3.7483          3.6304
       101-11                  3.9641          3.8522          3.7385          3.6183
       101-12                  3.9586          3.8446          3.7287          3.6062
       101-13                  3.9531          3.8369          3.7188          3.5941
       101-14                  3.9475          3.8292          3.7090          3.5820
       101-15                  3.9420          3.8216          3.6992          3.5700
       101-16                  3.9365          3.8139          3.6894          3.5579
       101-17                  3.9309          3.8063          3.6796          3.5458
       101-18                  3.9254          3.7986          3.6698          3.5338
       101-19                  3.9199          3.7910          3.6600          3.5217
       101-20                  3.9144          3.7833          3.6502          3.5097
       101-21                  3.9089          3.7757          3.6404          3.4976
       101-22                  3.9034          3.7680          3.6307          3.4856
       101-23                  3.8978          3.7604          3.6209          3.4736
       101-24                  3.8923          3.7528          3.6111          3.4616

Spread @ Center Price              88             126             155             170
         WAL                     6.48            4.57            3.50            2.80
      Mod Durn                  5.574           4.021           3.139           2.550

  Principal Window      Aug03 - May10   Aug03 - May10   Aug03 - May10   Aug03 - May10

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                   1.09            1.09            1.09            1.09


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                  3.4517          3.0137          2.6428          2.1860
       101-09                  3.4355          2.9887          2.6105          2.1445
       101-10                  3.4193          2.9638          2.5781          2.1031
       101-11                  3.4031          2.9388          2.5458          2.0616
       101-12                  3.3870          2.9139          2.5134          2.0202
       101-13                  3.3708          2.8890          2.4812          1.9789
       101-14                  3.3547          2.8641          2.4489          1.9375
       101-15                  3.3385          2.8393          2.4166          1.8962
       101-16                  3.3224          2.8144          2.3844          1.8549
       101-17                  3.3063          2.7896          2.3522          1.8137
       101-18                  3.2902          2.7648          2.3200          1.7724
       101-19                  3.2741          2.7400          2.2879          1.7313
       101-20                  3.2580          2.7152          2.2557          1.6901
       101-21                  3.2419          2.6904          2.2236          1.6490
       101-22                  3.2259          2.6657          2.1915          1.6079
       101-23                  3.2098          2.6409          2.1595          1.5668
       101-24                  3.1938          2.6162          2.1274          1.5258

Spread @ Center Price             179             155             123              71
         WAL                     2.05            1.29            0.98            0.76
      Mod Durn                  1.908           1.237           0.954           0.744

  Principal Window      Aug03 - Mar10   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                   1.09            1.09            1.09            1.09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 5A1

Balance     $32,000,000.00    Delay                    24    WAC(5)    4.833
Coupon              4.4045    Dated              7/1/2003    NET(5)    4.404
Settle           7/30/2003    First Payment     8/25/2003    WAM(5)      359
*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-25                  3.9461          3.8136          3.6794          3.5395
       101-26                  3.9389          3.8044          3.6681          3.5262
       101-27                  3.9317          3.7952          3.6569          3.5129
       101-28                  3.9245          3.7860          3.6457          3.4996
       101-29                  3.9172          3.7768          3.6345          3.4863
       101-30                  3.9100          3.7676          3.6233          3.4730
       101-31                  3.9028          3.7584          3.6121          3.4597
       102-00                  3.8956          3.7491          3.6008          3.4465
       102-01                  3.8884          3.7399          3.5897          3.4332
       102-02                  3.8812          3.7308          3.5785          3.4199
       102-03                  3.8740          3.7216          3.5673          3.4067
       102-04                  3.8668          3.7124          3.5561          3.3935
       102-05                  3.8596          3.7032          3.5449          3.3802
       102-06                  3.8524          3.6940          3.5338          3.3670
       102-07                  3.8452          3.6848          3.5226          3.3538
       102-08                  3.8381          3.6757          3.5114          3.3406
       102-09                  3.8309          3.6665          3.5003          3.3274

Spread @ Center Price             125             152             165             171
         WAL                     4.79            3.69            3.00            2.50
      Mod Durn                  4.237           3.318           2.726           2.301
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                  1.090           1.090           1.090           1.090


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-25                  3.2913          2.7610          2.2617          1.6472
       101-26                  3.2744          2.7362          2.2296          1.6061
       101-27                  3.2574          2.7114          2.1975          1.5650
       101-28                  3.2404          2.6866          2.1655          1.5240
       101-29                  3.2235          2.6619          2.1334          1.4830
       101-30                  3.2066          2.6371          2.1014          1.4420
       101-31                  3.1896          2.6124          2.0694          1.4010
       102-00                  3.1727          2.5877          2.0374          1.3601
       102-01                  3.1558          2.5630          2.0054          1.3192
       102-02                  3.1389          2.5384          1.9735          1.2784
       102-03                  3.1220          2.5137          1.9416          1.2376
       102-04                  3.1051          2.4891          1.9097          1.1968
       102-05                  3.0883          2.4645          1.8778          1.1560
       102-06                  3.0714          2.4399          1.8460          1.1153
       102-07                  3.0546          2.4153          1.8141          1.0745
       102-08                  3.0377          2.3907          1.7823          1.0339
       102-09                  3.0209          2.3662          1.7506          0.9932

Spread @ Center Price             167             130              85              18
         WAL                     1.93            1.29            0.98            0.76
      Mod Durn                  1.805           1.236           0.955           0.746
  Principal Window      Aug03 - Jul08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                  1.090           1.090           1.090           1.090

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 6A1

Balance     $14,500,000.00    Delay                    24    WAC(6)    5.563
Coupon               4.961    Dated              7/1/2003    NET(6)    4.961
Settle           7/30/2003    First Payment     8/25/2003    WAM(6)      358

*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 82 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       102-13                  4.5056          4.3173          4.1263          3.9251
       102-14                  4.5000          4.3095          4.1165          3.9130
       102-15                  4.4944          4.3018          4.1066          3.9009
       102-16                  4.4888          4.2941          4.0968          3.8889
       102-17                  4.4832          4.2864          4.0869          3.8768
       102-18                  4.4776          4.2787          4.0771          3.8647
       102-19                  4.4720          4.2710          4.0673          3.8527
       102-20                  4.4664          4.2633          4.0575          3.8406
       102-21                  4.4608          4.2555          4.0476          3.8286
       102-22                  4.4552          4.2479          4.0378          3.8166
       102-23                  4.4496          4.2402          4.0280          3.8046
       102-24                  4.4441          4.2325          4.0182          3.7926
       102-25                  4.4385          4.2248          4.0084          3.7805
       102-26                  4.4329          4.2171          3.9986          3.7685
       102-27                  4.4273          4.2094          3.9888          3.7566
       102-28                  4.4217          4.2017          3.9791          3.7446
       102-29                  4.4162          4.1941          3.9693          3.7326

Spread @ Center Price             141             170             191             197
         WAL                     6.48            4.57            3.50            2.80
      Mod Durn                  5.422           3.937           3.089           2.520
  Principal Window      Aug03 - May10   Aug03 - May10   Aug03 - May10   Aug03 - May10

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                   1.09            1.09            1.09            1.09


                               35 CPR          50 CPR          60 CPR          70 CPR
       102-13                  3.5660          2.7920          2.1374          1.3322
       102-14                  3.5500          2.7674          2.1056          1.2915
       102-15                  3.5339          2.7428          2.0738          1.2509
       102-16                  3.5179          2.7182          2.0420          1.2103
       102-17                  3.5019          2.6937          2.0102          1.1697
       102-18                  3.4858          2.6691          1.9785          1.1292
       102-19                  3.4698          2.6446          1.9468          1.0887
       102-20                  3.4538          2.6201          1.9151          1.0482
       102-21                  3.4378          2.5956          1.8834          1.0077
       102-22                  3.4219          2.5711          1.8518          0.9673
       102-23                  3.4059          2.5466          1.8201          0.9269
       102-24                  3.3899          2.5222          1.7885          0.8865
       102-25                  3.3740          2.4977          1.7570          0.8462
       102-26                  3.3580          2.4733          1.7254          0.8059
       102-27                  3.3421          2.4489          1.6939          0.7656
       102-28                  3.3262          2.4245          1.6623          0.7254
       102-29                  3.3103          2.4002          1.6308          0.6851

Spread @ Center Price             191             133              72             -13
         WAL                     2.05            1.29            0.98            0.76
      Mod Durn                  1.896           1.238           0.957           0.749
  Principal Window      Aug03 - Mar10   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                   1.09            1.09            1.09            1.09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.